    HORIZON







                             ADVANTUS HORIZON FUND, INC.

    ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999
                                                                   [LOGO]





                                      [ART]

ADVANTUS HORIZON FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

INDEPENDENT AUDITORS' REPORT      18

FEDERAL INCOME TAX INFORMATION    19

SHAREHOLDER SERVICES              20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS HORIZON FUND

PERFORMANCE UPDATE

[PHOTO]                           [PHOTO]

THOMAS A. GUNDERSON,
CFA AND
JEFFREY R. ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is
a mutual fund designed for
investors seeking long-term
growth of capital combined
with a moderate level of
current income. The Fund
plans to achieve its
objective by investing in
equity securities diversified
among individual companies
and industries. The Fund
invests primarily in
dividend-paying and
non-dividend-paying common
stocks of established
companies with strong
long-term outlooks. Because
dividend yields of theses
types of companies have
fallen below average yield
for all companies, however,
the Fund has not paid
dividends from current income
since 1993.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.
PERFORMANCE

For the year ended September 30, 1999, the Advantus Horizon Fund returned the following for each class of shares currently offered:

CLASS A..........................        24.74 PERCENT*
CLASS B..........................        23.93 PERCENT*
CLASS C..........................        23.82 PERCENT*

The Fund's benchmark, the Russell 1000 Growth Index,** returned 34.86 percent for the same period.
PERFORMANCE ANALYSIS

The Fund successfully navigated its way through the volatile stock market over the past twelve months and produced a solid returns for the year ended
September 30, 1999. The fiscal year ended on a strong note for the Fund as its return exceeded that of the index over the final six months.
The Technology sector led the market with Internet stocks at the forefront. Explosive growth of Internet usage and demand for applications fueled continued technology capital spending, as well as growth for Internet related companies. The Fund had a meaningful position in the Technology sector and was a beneficiary of the strong technology rally. The Fund's minimal exposure to "pure" Internet stocks during the first six months of the fiscal year was the primary reason the Fund's performance did not match that of the Russell 1000 Growth Index.** Significant contributors to performance from this sector included Microsoft (software), Cisco (networking), Intel (semiconductors), Lucent (telecommunications equipment), EMC Corporation (data storage) and Lexmark (printers).
The strong economy led to growth in the Consumer Cyclical sector of the market. Stocks in this sector that contributed to Fund performance include advertising leader Omnicom Group, and the excellent retailers Home Depot, Wal-Mart, and Family Dollar. Other winners for the year included the communications powerhouse MCI/Worldcom, and the well managed Tyco International, a long held favorite of the Fund.
The lagging sectors of the market--and the Fund--were in Health Care, Consumer Staples and the Financials. Slow earnings growth rates hurt Health Care and Consumer Staples, while higher interest rates hurt the Financials. Stocks were selectively sold from these weaker areas as they failed to meet our investment criteria. Due to deteriorating fundamentals we sold our entire position in several stocks over the past year including: Service Corporation International (death care services), Philip Morris (tobacco), Coca-Cola, and Health Management Associates (small market hospitals).

We have added several new growth stocks to the portfolio including personal computer leader Gateway, America Online, JDS Uniphase (fiberoptic communications), Applied Materials (semiconductor equipment), and wireless communications leader Nokia. The majority of large companies with high earnings growth rates are in the Technology sector, so it is no surprise that many new ideas are coming from that sector.
Several of the large companies in the Fund rose more than 50 percent* over the past year. These stocks included General Electric, Microsoft, Cisco Systems, Tyco International, and Intel.
OUTLOOK
The fundamentals for the market continue to be very strong. Earnings growth has picked up while inflation remains benign. The market continues to be driven by earnings and revenue growth. It shows no mercy for companies who do not execute and come through with the revenue and earnings growth or for companies whose business model may be at risk. Fortunately, we see there are several large growth companies showing excellent results with growth rates being sustained or accelerating.
We will continue to invest in companies we believe can sustain above average earnings growth throughout an economic cycle. This strategy will allow us to maximize the long-term capital appreciation of the Fund.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
         INVESTMENT IN ADVANTUS HORIZON FUND, RUSSELL 1000 GROWTH INDEX
                            AND CONSUMER PRICE INDEX
On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the
Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1989 through September 30, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                               One year   17.88%
                              Five year   20.18%
                               Ten year   14.37%
(Thousands)
                                                  Russell 1000
                                Class A      CPI  Growth Index
9/30/1989                       $10,000  $10,000       $10,000
10/31/1989                        9,168   10,056         9,824
10/31/1990                        8,635   10,689         9,268
10/31/1991                       11,992   11,002        12,999
10/31/1992                       13,227   11,354        14,405
10/31/1993                       14,228   11,659        15,455
9/30/1994                        14,431   12,011        16,804
9/30/1995                        18,005   12,276        22,214
9/30/1996                        21,107   12,644        26,967
9/30/1997                        26,375   12,925        36,753
9/30/1998                        30,695   13,109        40,833
9/30/1999                        38,287   13,454        55,066

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class B:
                                               One year   18.93%
                                              Five year   20.52%
                              Since inception (8/19/94)   20.31%
(Thousands)
                                                                  Russell 1000
                                                Class B      CPI  Growth Index
8/19/94                                         $10,000  $10,000       $10,000
9/30/94                                           9,629   10,067        10,125
9/30/95                                          12,074   10,289        13,386
9/30/96                                          14,221   10,598        16,249
9/30/97                                          17,855   10,833        22,146
9/30/98                                          20,757   10,987        24,605
9/30/99                                          25,759   11,276        33,181

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                23.82%
Since inception (3/1/95)                21.53%
(Thousands)
                              Class C      CPI  Russell 1000
                                                Growth Index
3/1/95                        $10,000  $10,000       $10,000
9/30/95                        11,841   10,146        12,331
9/30/96                        12,671   10,450        14,969
9/30/97                        17,090   10,682        20,402
9/30/98                        19,747   10,834        22,667
9/30/99                        24,452   11,119        30,567

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.
Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET      % OF STOCK
COMPANY                                     SHARES       VALUE       PORTFOLIO
-------                                    --------   ------------   ----------
General Electric Company.................   46,876    $ 5,557,736       6.8%
Microsoft Corporation....................   53,600      4,854,150       5.9%
Cisco Systems, Inc.......................   55,300      3,791,506       4.6%
Intel Corporation........................   50,100      3,723,056       4.6%
Tyco International, Ltd..................   29,224      3,017,378       3.7%
Lucent Technologies Incorporated.........   43,900      2,848,013       3.5%
Home Depot, Inc..........................   34,800      2,388,150       2.9%
Wal-Mart Stores, Inc.....................   48,300      2,297,269       2.8%
Omnicom Group, Inc.......................   28,512      2,257,794       2.8%
Bristol-Myers Squibb Company.............   32,200      2,173,500       2.7%
                                                      -----------      ----
                                                      $32,908,552      40.3%
                                                      ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.3%
Utilities                           1.1%
Communication Services              1.7%
Financial                           6.3%
Consumer Staples                    9.0%
Capital Goods                      12.7%
Consumer Cyclical                  12.9%
Health Care                        15.0%
Technology                         40.0%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
COMMON STOCK (98.7%)
  CAPITAL GOODS (12.7%)
    Electrical Equipment (6.7%)
    46,876   General Electric Company.........................  $ 5,557,736
                                                                -----------
    Manufacturing (3.6%)
    29,224   Tyco International, Ltd. (c).....................    3,017,378
                                                                -----------
    Office Equipment (2.4%)
    24,300   Lexmark International Group, Inc. (b)............    1,956,150
                                                                -----------
  COMMUNICATION SERVICES (1.7%)
    Telecommunication (1.7%)
    19,792   MCI Worldcom, Inc. (b)...........................    1,422,550
                                                                -----------
  CONSUMER CYCLICAL (12.9%)
    Auto (1.5%)
    23,800   Danaher Corporation..............................    1,253,962
                                                                -----------
    Houseware (.6%)
    24,100   Leggett & Platt, Inc.............................      474,469
                                                                -----------
    Retail (8.1%)
    96,300   Family Dollar Stores.............................    2,034,337
    34,800   Home Depot, Inc..................................    2,388,150
    48,300   Wal-Mart Stores, Inc.............................    2,297,269
                                                                -----------
                                                                  6,719,756
                                                                -----------
    Service (2.7%)
    28,512   Omnicom Group, Inc...............................    2,257,794
                                                                -----------
  CONSUMER STAPLES (9.0%)
    Entertainment (2.2%)
    18,700   Carnival Corporation.............................      813,450
    17,100   Time Warner, Inc.................................    1,038,825
                                                                -----------
                                                                  1,852,275
                                                                -----------
    Food & Health (1.2%)
    55,800   U.S. Foodservice (b).............................    1,004,400
                                                                -----------
    Household Products (2.0%)
    47,200   Dial Corporation.................................    1,203,600
     4,800   Procter & Gamble Company.........................      450,000
                                                                -----------
                                                                  1,653,600
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
CONSUMER STAPLES--CONTINUED
    Retail (2.2%)
    47,582   Safeway, Inc. (b)................................  $ 1,811,090
                                                                -----------
    Service (1.4%)
    25,400   Automatic Data Processing, Inc...................    1,133,475
                                                                -----------
  FINANCIAL (6.3%)
    Finance-Diversified (2.2%)
    34,200   Federal Home Loan Mortgage Corporation...........    1,778,400
                                                                -----------
    Insurance (2.7%)
    14,772   American International Group.....................    1,284,241
    10,400   Hartford Life....................................      512,200
    13,500   Nationwide Financial Services....................      477,562
                                                                -----------
                                                                  2,274,003
                                                                -----------
    Investment Bankers/Brokers (1.4%)
    26,900   Knight/Trimark Group, Inc. (b)...................      796,912
    11,800   T. Rowe Price Associates.........................      323,762
                                                                -----------
                                                                  1,120,674
                                                                -----------
  HEALTH CARE (15.0%)
    Drugs (8.4%)
    32,200   Bristol-Myers Squibb Company.....................    2,173,500
     7,400   Eli Lilly & Company..............................      473,600
    29,900   Merck & Co., Inc.................................    1,937,894
    33,700   Pfizer, Inc......................................    1,211,094
    25,800   Schering Plough Corporation......................    1,125,525
                                                                -----------
                                                                  6,921,613
                                                                -----------
    Health Care-Diversified (2.5%)
    14,700   Johnson & Johnson................................    1,350,562
    10,300   Warner-Lambert Company...........................      683,662
                                                                -----------
                                                                  2,034,224
                                                                -----------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
HEALTH CARE--CONTINUED
    Medical Products/Supplies (4.1%)
    30,700   Guidant Corporation..............................  $ 1,646,288
    64,900   Sybron International Corporation (b).............    1,744,188
                                                                -----------
                                                                  3,390,476
                                                                -----------
  TECHNOLOGY (40.0%)
    15,800   America Online, Inc. (b).........................    1,643,200
     5,600   Applied Materials, Inc. (b)......................      436,100
    16,900   BMC Software, Inc. (b)...........................    1,209,406
    55,300   Cisco Systems, Inc. (b)..........................    3,791,506
    38,600   Dell Computer Corporation (b)....................    1,613,963
    28,600   EMC Corporation (b)..............................    2,043,113
    21,800   Galileo Electric Company.........................      877,450
    17,200   Gateway, Inc. (b)................................      764,325
     7,200   Hewlett-Packard Company..........................      662,400
    50,100   Intel Corporation................................    3,723,056
    16,000   International Business Machines..................    1,942,000
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    43,900   Lucent Technologies Incorporated.................  $ 2,848,013
    53,600   Microsoft Corporation (b)........................    4,854,150
    17,300   Nokia Oyj (c)....................................    1,553,756
    20,900   Nova Corporation (b).............................      522,500
    16,500   Sun Microsystems, Inc. (b).......................    1,534,500
    11,000   Texas Instruments, Inc...........................      904,750
     8,800   Uniphase Corporation (b).........................    1,001,550
    25,500   Unisys Corporation (b)...........................    1,150,688
                                                                -----------
                                                                 33,076,426
                                                                -----------
  UTILITIES (1.1%)
    Electric Companies (1.1%)
    15,200   AES Corporation (b)..............................      896,800
                                                                -----------
Total common stock (cost: $51,083,874)........................   81,607,251
                                                                -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.4%)
$1,130,445   Federated Prime Obligation Fund, current rate 5.220%............   1,130,445
                                                                               ----------
             Total short-term securities (cost: $1,130,445)..................   1,130,445
                                                                               ----------
             Total investments in securities (cost: $52,214,319) (d).........  $82,737,696
                                                                               ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.5% of net assets in foreign securities as of September 30, 1999.
(d) At September 30, 1999 the cost of securities for federal income tax purposes was $52,442,515. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

   Gross unrealized appreciation..........  $32,186,993
   Gross unrealized depreciation..........  (1,891,812)
                                            ----------
   Net unrealized appreciation............  $30,295,181
                                            ==========

                 (This page has been left blank intentionally.)

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $52,214,319).............................    $82,737,696
Cash in bank on demand deposit..............................              2
Receivable for Fund shares sold.............................         20,447
Accrued interest receivable.................................          5,474
Dividends receivable........................................         55,825
Other receivables...........................................          2,801
                                                                -----------
    Total assets............................................     82,822,245
                                                                -----------
                                LIABILITIES
Payable for Fund shares redeemed............................         15,611
Payable to Adviser..........................................        124,804
Other payables..............................................            156
                                                                -----------
    Total liabilities.......................................        140,571
                                                                -----------
Net assets applicable to outstanding capital stock..........    $82,681,674
                                                                ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares, Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................    $    31,266
  Additional paid-in capital................................     49,489,209
  Accumulated net realized gains from investments...........      2,637,822
  Unrealized appreciation on investments....................     30,523,377
                                                                -----------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $82,681,674
                                                                ===========
Net assets applicable to outstanding Class A shares.........    $56,581,313
                                                                ===========
Net assets applicable to outstanding Class B shares.........    $23,560,857
                                                                ===========
Net assets applicable to outstanding Class C shares.........    $ 2,539,504
                                                                ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,105,243....................    $     26.88
                                                                ===========
  Class B - Shares outstanding 922,499......................    $     25.54
                                                                ===========
  Class C - Shares outstanding 98,855.......................    $     25.69
                                                                ===========

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $    63,219
  Dividends.................................................        498,123
                                                                -----------
      Total investment income...............................        561,342
                                                                -----------
Expenses (note 4):
  Investment advisory fee...................................        646,511
  Rule 12b-1 fees - Class A.................................        149,250
  Rule 12b-1 fees - Class B.................................        218,777
  Rule 12b-1 fees - Class C.................................         27,014
  Administrative services fee...............................         61,400
  Custodian fees............................................          1,280
  Auditing and accounting services..........................         18,600
  Legal fees................................................         11,879
  Directors' fees...........................................          1,340
  Registration fees.........................................         43,090
  Printing and shareholder reports..........................         42,400
  Insurance.................................................          3,687
  Other.....................................................          7,613
                                                                -----------
      Total expenses........................................      1,232,841
                                                                -----------
      Investment loss - net.................................       (671,499)
                                                                -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................      2,748,113
  Net change in unrealized appreciation or depreciation on
    investments.............................................     14,508,082
                                                                -----------
      Net gains on investments..............................     17,256,195
                                                                -----------
Net increase in net assets resulting from operations........    $16,584,696
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                    1999            1998
                                                                ------------    ------------
Operations:
  Investment loss - net.....................................    $   (671,499)   $   (369,201)
  Net realized gain on investments..........................       2,748,113       8,034,700
  Net change in unrealized appreciation or depreciation on
    investments.............................................      14,508,082       1,097,908
                                                                ------------    ------------
      Increase in net assets resulting from operations......      16,584,696       8,763,407
                                                                ------------    ------------
Distributions to shareholders from net realized gains on
  investments:
    Class A.................................................      (4,668,396)     (5,149,246)
    Class B.................................................      (1,807,953)     (1,594,390)
    Class C.................................................        (239,316)       (244,774)
                                                                ------------    ------------
      Total distributions...................................      (6,715,665)     (6,988,410)
                                                                ------------    ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      13,006,405      11,805,254
    Class B.................................................       6,226,919       7,211,314
    Class C.................................................         737,287       1,188,730
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................       4,609,970       5,098,650
    Class B.................................................       1,795,826       1,565,569
    Class C.................................................         239,316         243,267
  Payments for redemption of shares:
    Class A.................................................     (15,354,925)    (11,437,509)
    Class B.................................................      (3,959,284)     (3,569,106)
    Class C.................................................      (1,070,807)       (928,081)
                                                                ------------    ------------
      Increase in net assets from capital share
        transactions........................................       6,230,707      11,178,088
                                                                ------------    ------------
      Total increase in net assets..........................      16,099,738      12,953,085
Net assets at beginning of year.............................      66,581,936      53,628,851
                                                                ------------    ------------
Net assets at end of year...................................    $ 82,681,674    $ 66,581,936
                                                                ============    ============

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1999

(1) ORGANIZATION

    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in-capital by $671,499.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $47,708,577 and $49,030,781, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $187,561.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 39,963 Class A shares which represents
1.9 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,104.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                   CLASS A               CLASS B               CLASS C
                                             -------------------   -------------------   -------------------
                                               1999       1998       1999       1998       1999       1998
                                             --------   --------   --------   --------   --------   --------
Sold.......................................   491,342    498,136    248,486    312,837    29,796     51,773
Issued for reinvested distributions........   187,779    239,004     76,448     75,735    10,136     11,784
Redeemed...................................  (574,168)  (479,796)  (157,361)  (154,958)  (41,968)   (41,014)
                                             --------   --------   --------   --------   -------    -------
                                              104,953    257,344    167,573    233,614    (2,036)    22,543
                                             ========   ========   ========   ========   =======    =======

(6) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                   CLASS A
                                           --------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------
                                             1999        1998        1997        1996      1995(A)
                                           --------    --------    --------    --------    --------
Net asset value, beginning of year.....    $ 23.59     $ 23.06     $ 23.07     $ 20.94     $ 17.34
                                           -------     -------     -------     -------     -------
Income from investment operations:
  Net investment loss..................       (.16)       (.09)       (.08)       (.10)       (.03)
  Net gains on securities (both
    realized and unrealized)...........       5.77        3.48        4.89        3.51        4.17
                                           -------     -------     -------     -------     -------
    Total from investment operations...       5.61        3.39        4.81        3.41        4.14
                                           -------     -------     -------     -------     -------
Less distributions:
  Distributions from net realized
    gains..............................      (2.32)      (2.86)      (4.82)      (1.28)       (.54)
                                           -------     -------     -------     -------     -------
    Total distributions................      (2.32)      (2.86)      (4.82)      (1.28)       (.54)
                                           -------     -------     -------     -------     -------
Net asset value, end of year...........    $ 26.88     $ 23.59     $ 23.06     $ 23.07     $ 20.94
                                           =======     =======     =======     =======     =======
Total return (c).......................      24.74%      16.38%      24.96%      17.23%      24.76%
Net assets, end of year (in
  thousands)...........................    $56,581     $47,183     $40,192     $34,435     $36,040
Ratio of expenses to average daily net
  assets (d)(e)........................       1.30%       1.36%       1.43%       1.41%       1.41%
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................       (.61)%      (.39)%      (.39)%      (.43)%      (.15)%
Portfolio turnover rate (excluding
  short-term securities)...............       60.1%       72.6%       71.5%       84.7%       46.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% for Class A, 2.25% for Class B and 2.25% for Class C, and the ratio of net investment income (loss) would have been (.31)% for Class A, (1.05)% for Class B and (1.13)% for Class C.
(e) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50%, respectively, and the ratio of net investment income
     (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)%, respectively.
(f)  Adjusted to annual basis.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                               CLASS B
                                        ------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                        ------------------------------------------------------
                                          1999        1998        1997       1996      1995(A)
                                        --------    --------    --------    -------    -------
Net asset value, beginning of year..... $ 22.65     $ 22.41     $ 22.65     $20.74     $17.33
                                        -------     -------     -------     ------     ------
Income from investment operations:
  Net investment loss..................    (.32)       (.22)       (.19)      (.19)      (.10)
  Net gains on securities (both
    realized and unrealized)...........    5.53        3.32        4.77       3.38       4.05
                                        -------     -------     -------     ------     ------
    Total from investment operations...    5.21        3.10        4.58       3.19       3.95
                                        -------     -------     -------     ------     ------
Less distributions:
  Distributions from net realized
    gains..............................   (2.32)      (2.86)      (4.82)     (1.28)      (.54)
                                        -------     -------     -------     ------     ------
    Total distributions................   (2.32)      (2.86)      (4.82)     (1.28)      (.54)
                                        -------     -------     -------     ------     ------
Net asset value, end of year........... $ 25.54     $ 22.65     $ 22.41     $22.65     $20.74
                                        =======     =======     =======     ======     ======
Total return (c).......................   23.93%      15.48%      24.25%     16.34%     23.65%
Net assets, end of year (in
  thousands)........................... $23,561     $17,100     $11,684     $6,219     $2,592
Ratio of expenses to average daily net
  assets (d)(e)........................    2.04%       2.07%       2.18%      2.19%      2.24%
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................   (1.34)%     (1.11)%     (1.13)%    (1.19)%    (1.05)%
Portfolio turnover rate (excluding
  short-term securities)...............    60.1%       72.6%       71.5%      84.7%      46.8%

                                                                  CLASS C
                                         ---------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                       MARCH 1,
                                                 YEAR ENDED SEPTEMBER 30,             1995(B) TO
                                         ----------------------------------------    SEPTEMBER 30,
                                          1999       1998       1997       1996          1995
                                         -------    -------    -------    -------    -------------
Net asset value, beginning of year.....  $22.79     $22.38     $22.67     $20.75          $17.52
                                         ------     ------     ------     ------          ------
Income from investment operations:
  Net investment loss..................    (.36)      (.24)      (.20)      (.15)           (.06)
  Net gains on securities (both
    realized and unrealized)...........    5.58       3.51       4.73       3.35            3.29
                                         ------     ------     ------     ------          ------
    Total from investment operations...    5.22       3.27       4.53       3.20            3.23
                                         ------     ------     ------     ------          ------
Less distributions:
  Distributions from net realized
    gains..............................   (2.32)     (2.86)     (4.82)     (1.28)              -
                                         ------     ------     ------     ------          ------
    Total distributions................   (2.32)     (2.86)     (4.82)     (1.28)              -
                                         ------     ------     ------     ------          ------
Net asset value, end of year...........  $25.69     $22.79     $22.38     $22.67          $20.75
                                         ======     ======     ======     ======          ======
Total return (c).......................   23.82%     15.74%     24.03%     16.33%          18.44%
Net assets, end of year (in
  thousands)...........................  $2,540     $2,299     $1,754     $1,018          $  103
Ratio of expenses to average daily net
  assets (d)(e)........................    2.04%      2.07%      2.18%      2.19%           2.24%(f)
Ratio of net investment income (loss)
  to average daily net
  assets (d)(e)........................   (1.34)%    (1.10)%    (1.14)%    (1.17)%         (1.13)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............    60.1%      72.6%      71.5%      84.7%           46.8%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% for Class A, 2.25% for Class B and 2.25% for Class C, and the ratio of net investment income (loss) would have been (.31)% for Class A, (1.05)% for Class B and (1.13)% for Class C.
(e) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50%, respectively, and the ratio of net investment income
     (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)%, respectively.
(f)  Adjusted to annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                                           ADVANTUS HORIZON FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Capital gains distribution-taxable as long-term capital
 gains, 20% rate.
December 4, 1998............................................  $2.3247
                                                              =======

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

     ASCEND FINANCIAL SERVICES, INC.
         400 ROBERT STREET NORTH
         ST. PAUL, MN 55101-2098
           PRESORTED STANDARD
            U.S. POSTAGE PAID
              ST. PAUL, MN
             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48637 Rev. 11-1999